AHA Balanced Fund
Series of CNI Charter Funds

Institutional Class Shares

Supplement dated April 22, 2008 to Prospectus dated January 31, 2008

This supplements certain information contained in the Prospectus and should be read in conjunction with the Prospectus.

The following paragraph replaces the second paragraph on page 10 of the Prospectus.

Principal Strategy

Under normal circumstances, the AHA Balanced Fund has a diversified portfolio consisting of common stocks of U.S. companies, sponsored U.S. dollar denominated American Depository Receipts of foreign corporations, and fixed income securities of U.S. and foreign companies. Under normal circumstances, up to 75% of the Fund's net assets will be invested in common stocks of large-capitalization companies (defined by Standard & Poor's, a company that provides financial market data to institutional clients and calculates, distributes and services the S&P Indexes, as companies with market capitalizations of greater than $5 billion) that our sub-advisors believe offer long-term growth and/or income potential, and at least 25% of the Fund's net assets will be invested in fixed income securities, some of which may be convertible into common stocks. The AHA Balanced Fund's fixed income investments will include securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, consisting principally of the Federal National Mortgage Association ("FNMA"), Federal Home Loan Bank ("FHLB"), the Federal Home Loan Mortgage Corporation ("FHLMC"), the Government National Mortgage Association ("GNMA"), and the Federal Farm Credit Bank ("FFCB"), debt securities of U.S. issuers and U.S. dollar-denominated debt obligations issued by foreign governments and corporations with minimum credit ratings from Moody's Investors Service or Standard & Poor's Corporation of Baa or BBB, respectively, and money market instruments.